Exhibit 10.10

UDC IRELAND LIMITED

Suite 14, Plaza 256, Blanchardstown Corporate Park 2,

Ballycoolin, Dublin 15, Ireland

February 20, 2024

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PPG Industries, Inc.

One PPG Place

Pittsburgh, PA 15272

Re: Amended and Restated Amendment to that certain Amended and Restated OLED Materials Supply and Service Agreement, effective as of October 1, 2011, as amended (the “Supply Agreement”), by and between PPG Industries, Inc. (“PPG”) and Universal Display Corporation (“UDC”)

Dear [***]:

This amended and restated letter agreement (this “Amendment”), as of the Effective Date (defined below) supersedes the terms of the prior letter agreement, dated February 23, 2021, between the parties hereto (the “Prior Amendment”) and, as of the Effective Date amends the terms of the Supply Agreement, providing for PPG SCM Ireland Limited’s (“SCMI”) (1) provision of operation and maintenance services as set forth on Exhibit A (the “Operating Services”) for that certain manufacturing facility located in the northwest corner of the Shannon Industrial Estate, adjacent to the Shannon International Airport, with an address of Shannon Industrial Estate, Shannon, County Clare, V14FX09, Ireland (the “Facility”) and (2) manufacture of the Products at the Facility (the “Manufacturing Services” and, together with the Operating Services, the “Services”) for UDC’s affiliate, UDC Ireland Limited (“UDC Ireland”). UDC Ireland’s affiliate, OLED Material Manufacturing Limited (“OM2”) entered into a commercial lease of the Facility with an option to purchase the Facility effective as of February 23, 2021, and exercised its option and purchased the Facility effective as of September 8, 2023 which effective date of purchase is also the effective date of this Amendment (the “Effective Date”).

As of the Effective Date, PPG, SCMI, UDC and UDC Ireland hereby agree to amend the Supply Agreement as follows:

1)
UDC Ireland and SCMI are each added as a “Party” to the Supply Agreement with respect to the Services at the Facility. Each Party’s signature on this Amendment indicates its acceptance of UDC Ireland and SCMI each becoming a Party to the Supply Agreement in such manner, and UDC Ireland and SCMI being the contracting entities and being assigned and assuming, where applicable, UDC’s and PPG’s respective rights and obligations with respect to the Services. For the avoidance of doubt, UDC hereby grants SCMI the same licenses that are granted to PPG to the extent set forth in Section 3.3 of the Supply Agreement.

2)
UDC Ireland agrees to contract with SCMI for the provision of the Services and SCMI agrees to contract with UDC Ireland to provide the Services, in each case, in accordance with the terms and conditions of the Supply Agreement and this Amendment. On the date hereof OM2 grants SCMI, SCMI’s affiliates, and its and their employees a license for SCMI, SCMI’s affiliates, and its and their employees’ to access the Facility and occupy certain portions of the Facility as described herein at [***] to perform the Services. SCMI agrees that its occupation is a license, not a lease and, if requested, it agrees to sign a deed of renunciation disclaiming any renewal rights in a form deed mutually agreed by SCMI and OM2. That certain Letter Agreement Regarding License for Use of Commercial Real Estate, dated February 23, 2021, by and between OM2 and SCMI, is terminated and is of no further force and effect.

3)
The primary roles and responsibilities of SCMI and UDC Ireland with respect to the Services and the Facility will be performed in accordance with the provisions of the Supply Agreement and Exhibit A, attached hereto and incorporated by reference herein. Any questions that may arise regarding roles and responsibilities in connection with the Services that are not addressed in the Supply Agreement or on Exhibit A will be determined in good faith by authorized representatives of SCMI and UDC Ireland.

4)
SCMI will be compensated for its provision of the Services to UDC Ireland in accordance with the provisions of the Supply Agreement and Exhibit B, attached hereto and incorporated by reference herein.

5)
Section 18.2 of the Supply Agreement is amended to extend the term of such agreement through December 31, 2024 (the “Extension Period”). Through November 30, 2024 of the Extension Period no Party may provide a notice of non-renewal or terminate the Supply Agreement except for a material breach or bankruptcy of another Party in accordance with Sections 18.3 or 18.4 of such agreement, respectively. On December 1, 2024 or at any time thereafter, the automatic renewal and notice of non-renewal terms in Section 18.2 of the Supply Agreement will apply to the Supply Agreement and any amendments thereto including this Amendment along with, for the avoidance of doubt, other provisions of Article 18 (it being understood that SCMI may not be able to include [***] in the reconciliation statements contemplated by Section 18.7 and SCMI’s failure to do so will not prejudice its right [***]; provided that SCMI will (a) use commercially reasonable efforts to include [***] in the reconciliation statements contemplated by Section 18.7 or (b) at the time it provides such reconciliation statements, also provide UDC Ireland with a [***]). Upon termination of this Amendment with respect to the Facility and SCMI’s wind-down of its operations at the Facility, UDC Ireland will [***]. As soon as practical after notice of the termination of this Amendment with respect to the Facility, SCMI will provide UDC Ireland with [***]. UDC Ireland reserves the right to ask questions of and seek clarification from SCMI on [***]. For the avoidance of doubt, SCMI agrees that it will wind-down its operations in reasonable cooperation with UDC Ireland, and SCMI also agrees to provide termination assistance to UDC Ireland pursuant to Section 18.6 of the Supply Agreement [***].

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The Services will be performed in accordance with the Supply Agreement and terms contained in this Amendment. Except as modified by this Amendment, the Supply Agreement and its terms will remain in full force and effect and such terms will be incorporated into this Amendment and govern the provision of the Services to the extent not addressed in this Amendment. Any conflict in terms contained in the Supply Agreement and this Amendment will be governed by the terms contained in this Amendment.

The terms of this Amendment will be deemed to be Confidential Information. Capitalized terms used but not otherwise defined in this Amendment will have the meanings given to them in the Supply Agreement. Each individual signing this Amendment on behalf of a Party represents that they have the authority to enter into this Amendment and bind such entity in accordance with its terms. This Amendment may be executed in counterparts, in which event all executed copies taken together or a copy with all the signature pages attached thereto, will constitute one and same instrument. The facsimile or electronic transmission of signatures to this Amendment will be valid, legal and binding on all parties hereto.

[Signed on Next Page]

Please acknowledge your understanding and acceptance by signing below and returning one fully-executed copy to our attention.

Sincerely,

With respect to amending the Supply Agreement:

UDC Ireland Limited Universal Display Corporation

Janice Mahon Steven V. Abramson

Director President & CEO

Acknowledged and agreed to this 20th day of February, 2024.

PPG Industries, Inc.

By:

Name:

Title:

PPG SCM Ireland Limited

By:

Name:

Title:

Exhibit A

Roles and Responsibilities of the Parties Related to the

Services and the Facility

1)
The Facility:

A map of the Facility and the buildings and structures set forth thereon is contained on Schedule 1 to this Exhibit A (the “Facility Map”). [***]

2)
Environment, Health and Safety (“EHS”) and Regulatory Management:

UDC Ireland and SCMI agree upon the assignment of EHS roles and responsibilities, including, but not limited to, site health and safety management, EPA licensing and monitoring, other site and operating licensing (if any), ISO certification maintenance, and contact with various Irish regulatory authorities that UDC Ireland and SCMI will be responsible for as set forth in this Exhibit A and further detailed in Schedule 2 attached to this Exhibit A (the “EHS Services Schedule”). The EHS Services Schedule will define (a) the EHS services performed by (or contracted out by) SCMI at the Facility (the “EHS Services”, which shall be a part of the Operating Services), including those EHS services that SCMI will perform for or on behalf of UDC Ireland and (b) the EHS roles and responsibilities that will be the obligation of UDC Ireland.

3)
SCMI’s General Responsibilities:

SCMI will perform the Services at the Facility in accordance with the Supply Agreement and this Amendment, as may be more detailed in the Operating Services Schedule (defined below) and EHS Services Schedule, as follows:

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4)
UDC Ireland’s General Responsibilities:

UDC Ireland will serve in roles and responsibilities at the Facility in accordance with the Supply Agreement and this Amendment, as may be more detailed in the Operating Services Schedule and EHS Services Schedule, as follows:

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5)
IT Systems and Software.

Except as otherwise agreed by the Parties, all information technology and software, including any upgrades, used for the Facility’s operations and the provision of the Services will be handled as set forth on the Operating Services Schedule.

6)
External Communications.

Any communications regarding the Services, the Facility, or the EPA License with any governmental or regulatory agencies will be [***].

7)
Capital Investments:

a)
Capital Investments. [***]

b)
Implementation of Capital Investments. [***]

c)
Payment. Each Capital Investment will be paid for [***].

d)
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8)
Warranties, Disclaimers and Limitations of Liability:

a)
For the avoidance of doubt, except as modified by Section 6(b), the Services will be provided and the Products will be sold subject to the same warranties, disclaimers, and limitations on liability set forth in the Supply Agreement including, without limitation, those set forth in Article 11 of the Supply Agreement, including for the avoidance of doubt Section 11.5 (Additional PPG Disclaimer; Indemnity), Section 11.6 (Disclaimer of Additional Warranties) and Section 11.7 (Limitation on Certain Damages).

b)
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9)
Mitigation:

Each Party will, and UDC Ireland will cause OM2 to, use commercially reasonable efforts to mitigate the extent of any damages they may suffer in connection with this Amendment and/or the License. Additionally, each Party will, and UDC Ireland will cause OM2 to, [***].

10)
Affiliates:

The Parties acknowledge and agree that Manufacturing Services and Operating Services may be provided by affiliates that own, are owned by or under common ownership of SCMI. SCMI will provide prior notice to UDC Ireland of any affiliates that will be providing such Services and the nature of the Services to be provided; provided, that, such notice will not be required if PPG will be providing such Services. SCMI will be responsible for the Manufacturing Services and/or Operating Services provided by its affiliates to the same extent that it would be responsible if it provided the Manufacturing Services and/or Operating Services.

11)
Insurance:

a)
SCMI and UDC Ireland shall each, and each shall cause its affiliates that have personnel at the Facility to, maintain standard general liability insurance or self-insurance practices to protect against covered damages, costs or fees (including reasonable attorney’s fees) arising out of or relating to any property damage, bodily injury, sickness, disease or death, caused directly by any negligent act or omission of such Party’s (or its affiliate’s) personnel while at the Facility. Each such policy of SCMI or its affiliates will name UDC Ireland as an additional insured and each such policy of UDC Ireland or its affiliates will name SCMI as an additional insured.

b)
SCMI will maintain (or maintain a program of self-insurance for) property damage coverage for all equipment owned by SCMI at the Facility. UDC Ireland will, and will require OM2 to, maintain property damage coverage for all equipment owned by UDC Ireland or OM2, as applicable, at the Facility in an amount sufficient to cover the replacement value of such equipment.

c)
SCMI and UDC Ireland shall each, and each shall cause its affiliates that have personnel at the Facility to, maintain Employer’s Liability insurance in an amount not less than [***].

d)
With respect to all insurance maintained by UDC Ireland or its affiliates in accordance with this Section 11, UDC Ireland will or will cause the insured to (i) provide SCMI with a certificate of such insurance, (ii) notify SCMI of any material changes to the relevant insurance policies, and (iii) include a waiver of subrogation in favor of SCMI and any additional insureds. With respect to all insurance maintained by SCMI or its affiliates in accordance with this Section 11, SCMI will or will cause the insured to (x) provide UDC Ireland with a certificate of such insurance, (y) notify UDC Ireland of any material changes to the relevant insurance policies, and (z) include a waiver of subrogation in favor of UDC Ireland and any additional insureds.

12)
Amendment:

The Parties anticipate that this Exhibit A and Schedules hereto, including the Facility Map, will need to be amended from time to time as the engagement contemplated by this Amendment progresses and upon their mutual written agreement.

Schedule 1 to Exhibit A

The Facility Map

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Schedule 2 to Exhibit A

EHS Services Schedule

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Schedule 3 to Exhibit A

Operating Services Schedule

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Exhibit B

Compensation

SCMI’s projected operating costs with respect to the Services will be captured in [***]. UDC Ireland or an affiliate of UDC Ireland will pay SCMI or an affiliate of SCMI for the provision of the Services in accordance with the terms and rates as set forth in the Supply Agreement (as currently implemented by the Parties as of the Effective Date [***]), it being understood that prior to the date when Commercial OLED Chemicals begin to be manufactured at the Facility, Services [***] and SCMI’s costs and expenses will be treated as [***], consistent with how such costs and expenses were handled by PPG and UDC [***], and the applicable multipliers will be applied accordingly. Notwithstanding the foregoing, consistent with [***] none of the services, expense items or capital goods which are paid for by UDC Ireland as [***]. For Commercial OLED Chemicals manufactured at the Facility, the multipliers used for the Services will be determined in the same manner that multipliers are determined for the production of Commercial OLED Chemicals and Development Chemicals at [***]. For the avoidance of doubt, costs and expenses associated with [***] will both be included in [***]. In the event SCMI incurs any cost or expense related to the Services or the Facility for which it is not compensated or reimbursed, then SCMI will make UDC Ireland aware of such cost or expense and the Parties will discuss and, upon mutual agreement, not to be unreasonably withheld, [***]. It is understood that the intent is for [***].

For any project-work or other services to be provided by SCMI to UDC Ireland in connection with the Services and not addressed in the Supply Agreement or above (the “Other Services”), SCMI and UDC Ireland will [***].

SCMI may pay for its costs to provide the Services in [***]. All payments made by UDC Ireland or a UDC Ireland affiliate on behalf of UDC Ireland to SCMI will be paid [***] in accordance with the payment terms set forth in the Supply Agreement. SCMI and UDC Ireland intend that, when [***].

UDC Ireland or an affiliate of UDC Ireland will pay SCMI for [***] on SCMI’s provision of the [***] other activities for which UDC Ireland is obligated to compensate or reimburse SCMI hereunder, [***].